The latest report from your
Fund's management team

ANNUAL REPORT

Global
Fund

OCTOBER 31, 1999


TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02199-7603

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY MIREN ETCHEVERRY AND JOHN L.F. WILLS, PORTFOLIO MANAGERS

John Hancock Global Fund

Japan and emerging markets top international performance


Recently, shareholders voted to approve a new subadvisory investment management contract with Indocam International Investment Services, effective January 1, 2000.

The last 12 months were productive for global investors, as financial markets settled down after last year's global economic turmoil. Japan and the emerging markets of Asia provided the largest returns. Lower interest rates and a pickup in exports and growth produced especially strong results in South Korea, Thailand and Malaysia. Japan benefited from a bank re-capitalization plan and several major corporate restructurings that served as signals for foreign investors to re-enter the Japanese market and caused the yen to strengthen versus the dollar.

In Europe, a slowdown in economic growth for most of the period, the decline of the new euro common currency and rising interest rates in the second half of the fiscal year caused those markets to cool, yet the region still managed to return 10% overall. Although still in recession in 1999, Latin America also produced positive results due to the rise in commodity prices, which helped these commodity-dependent markets. Several individual country concerns held the Latin markets back as the year progressed. The U.S. market again produced double-digit returns, but again it came primarily from a handful of large-company growth stocks, with the technology sector ruling.

The second half of the fiscal period became more turbulent with concerns about rising U.S. interest rates causing a Wall Street correction in the third quarter, which filtered through foreign markets. But taken as a whole, global markets produced very strong results, as evidenced by the 26.02% return of our benchmark, Morgan Stanley Capital International (MSCI) All Country World Free Index, for the year ended October 31, 1999.

"The last 12
months were
productive
for global
investors..."

Fund results

For the year ended October 31, 1999, John Hancock Global Fund's Class A and Class B shares posted total returns of 20.90% and 20.12%, respectively, at net asset value. That compared to the 25.53% return of the average global fund, according to Lipper, Inc.1 Class C shares, which were launched on March 1, 1999, returned 11.02% from inception through October 31, 1999. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into eight sections (from top to left): United Kingdom & Ireland 9%, Pacific Rim 22%, Continental Europe 24%, United States 33%, Latin America 1%, Canada 2% and Short-Term Investments & Other 9%. A note below the chart reads "As a percentage of net assets on October 31, 1999."]

Early focus on stability; U.S. stock picks

The Fund's return, while solid on an absolute basis, was somewhat lower than its peers for several reasons. First, our focus on stability held us back in the spring, as we were overweighted in Europe and underweighted in the emerging markets and cyclical stocks as they rallied sharply. Furthermore, our stake in U.S. stable growth companies hurt us when the robust economy caused investors to look for better growth opportunities elsewhere, especially in technology names.

"During the
year, Japan
grew from
6% to 17%
of the
Fund's net
assets..."

Shifting assets to Asia, emerging markets

Starting in the spring, as we grew more confident in the improved prospects for recoveries in Japan and the emerging markets, we repositioned the portfolio to up our stakes in those regions. In so doing, the Fund moved to a more average weighting in continential Europe and the United Kingdom and became more regionally balanced. After re-entering Hong Kong and Brazil in the first half of the year, we re-established positions in South Korea, Taiwan, Indonesia, China and Thailand in the second half. This, along with an increase in Japan, caused our Asian exposure, including Australia, to almost triple, from 8% a year ago to 22% at the end of October. We also re-established a small foothold in Mexico.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Sony followed by an up arrow with the phrase "Market reacts favorably to restructuring plan." The second listing is Mannesmann followed by an up arrow with the phrase "Strong subscriber growth boosts Europe's largest telecom company." The third listing is Novartis followed by a down arrow with the phrase "Pharmaceutical sector out of favor; troubles with its agrochemical division." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Japan grows

During the year, Japan grew from 6% to 17% of the Fund's net assets through a combination of additional names and strong performance, so that we ended the year slightly overweighted versus our benchmark. Japan was also the biggest contributor to the Fund's performance, including Sony, which announced a major corporate restructuring, and Sakura Bank and Nomura Securities, both of which rebounded after the proposed merger of three large banks further bolstered confidence in the financial sector. The two fundamental themes driving the Japanese markets are, most importantly, the potential for corporate restructuring along with the prospects for economic recovery. Our Japanese portfolio is composed of blue-chip companies benefiting from those themes, as well as from the government's bank re-capitalization plan and the re-emergence of the Japanese consumer.

Europe: cut but still important

We got to our reduced focus in Europe by cutting our overweight in France and lowering our stakes in the U.K., Switzerland and Belgium. Nonetheless, we plan to keep an important position in Europe because of the opportunities that still abound around corporate restructurings and industry consolidation. Europe still produced some of our biggest winners, like leading cellular-phone manufacturer Nokia and Royal Philips Electronics. There were also disappointments, however, including Allied Irish Banks, which we sold, and DaimlerChrysler, which the market punished for not moving fast enough to realize the synergies of its famous merger.

[Bar chart at top of left hand column with heading "Fund Performance".
Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 30% at the top. The first bar represents the 20.90% total return for John Hancock Global Fund Class A. The second bar represents the 20.12% total return for John Hancock Global Fund Class B. The third bar represents the 11.02%* total return for John Hancock Global Fund Class C. The fourth bar represents the 25.53% total return for Average global fund. A note below the chart reads "Total returns for John Hancock Global Fund are at net asset value with all distributions reinvested. The average global fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. * From inception March 1, 1999 through October 31, 1999."]

U.S. stake remains steady

We kept our U.S. stake fairly steady, ending at 33% of the Fund's net assets. Our holdings in technology giants Microsoft and Cisco Systems and blue chip General Electric served us well. However, normally steady growing food and household products companies like Sara Lee, Colgate-Palmolive and Campbell Soup, hurt us when they posted disappointing earnings. We eventually sold them all. During the year we introduced more cyclical exposure to the portfolio with the addition of oil and oil services companies. Early on, we reduced our stakes in pharmaceuticals and financial stocks before they fell further.

Cautious optimism ahead

We remain encouraged about the long-term prospects for global equities, while being alert to the growing potential for uncertainties in the nearer term. These include year 2000 computer concerns and the potential for further rises in U.S. interest rates, which could slow down worldwide growth. That said, we believe U.S. growth will indeed slow to a more desired level as the effect of higher rates takes hold, and that bodes well for all markets.

"We remain
encouraged
about the
long-term
prospects
for global
equities..."

The fundamentals of Europe and Japan are strong, while stock valuations remain more attractive than in the United States. So we expect to keep our weightings there, with a more balanced approach than at the start of the year, while keeping our U.S. stake steady.

Barring any untoward events like prolonged U.S. interest-rate hikes, we believe the outlook for emerging markets is also positive. Latin
America is expected to recover from its 1999 recession and grow 3% next year. Emerging Asian markets are expected to maintain a robust growth in excess of 5%, even assuming modest growth in Japan, the region's economic engine.

--------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

CLASS A
For the period ended September 30, 1999
                                                                    SINCE
                                             ONE         FIVE     INCEPTION
                                            YEAR        YEARS      (1/3/92)
                                           -------     -------     --------
Cumulative Total Returns                    16.42%      49.29%       99.15%
Average Annual Total Returns                16.42%       8.34%        9.31%

CLASS B
For the period ended September 30, 1999
                                             ONE         FIVE         TEN
                                            YEAR        YEARS        YEARS
                                           -------     -------      --------
Cumulative Total Returns                    16.81%      49.97%      108.02%
Average Annual Total Returns                16.81%       8.44%        7.60%

CLASS C
For the period ended September 30, 1999
                                                                     SINCE
                                                                   INCEPTION
                                                                    (3/1/99)
                                                                   ---------
Cumulative Total Return                                              3.74%
Average Annual Total Return                                          3.74%(1)

Note to Performance

(1) Not annualized.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Global Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International
(MSCI) All Country World Free Index - an unmanaged index used to measure the performance of both developed and emerging non-U.S. stock markets. The index represents stocks that are freely traded on equity exchanges around the world. It is not possible to invest in an index. Past performance is not indicative of future results.


Line chart with the heading John Hancock Global Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Index and is equal to $27,048 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on January 3, 1992, before sales charge, and is equal to $22,241 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Global Fund, after sales charge, and is equal to $21,120 as of October 31, 1999.

Line chart with the heading John Hancock Global Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Index and is equal to $29,081 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on October 31, 1989, before sales charge, and is equal to $22,441 as of October 31, 1999.

Line chart with the heading John Hancock Global Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Index and is equal to $11,413 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on March 1, 1999, before sales charge, and is equal to $11,102 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Global Fund, after sales charge, and is equal to $11,002 as of October 31, 1999.

* No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds - Global Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1999
------------------------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks, rights and warrants (cost - $141,130,920)                            $165,717,155
Preferred stock (cost - $506,019)                                                        546,449
Short-term investments (cost - $17,766,234) - Note A                                  17,766,234
                                                                                   -------------
                                                                                     184,029,838
Cash                                                                                         126
Foreign currency, at value (cost - $76,399)                                               76,399
Receivable for investments sold                                                       15,209,376
Receivable for shares sold                                                                27,059
Dividends receivable                                                                     146,487
Foreign tax receivable                                                                   100,450
Interest receivable                                                                        2,603
Other assets                                                                               9,168
                                                                                   -------------
Total Assets                                                                         199,601,506
------------------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                                      5,439,515
Payable for forward foreign currency exchange contracts purchased - Note A                   102
Payable for forward foreign currency exchange contracts sold - Note A                      3,806
Payable for shares repurchased                                                             6,255
Payable upon return of securities on loan - Note A                                    11,793,234
Payable to John Hancock Advisers, Inc. and affiliates - Note B                           198,049
Accounts payable and accrued expenses                                                     92,905
                                                                                   -------------
Total Liabilities                                                                     17,533,866
------------------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                                      151,354,011
Accumulated net realized gain on investments and foreign currency transactions         6,879,418
Net unrealized appreciation of investments and foreign currency transactions          24,612,348
Accumulated net investment loss                                                         (778,137)
                                                                                   -------------
Net Assets                                                                          $182,067,640
================================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial interest outstanding -
unlimited number of shares authorized with no par value)
Class A - $128,081,341/8,405,769                                                          $15.24
================================================================================================
Class B - $53,774,258/3,760,875                                                           $14.30
================================================================================================
Class C* - $212,041/14,830                                                                $14.30
================================================================================================
Maximum Offering Price Per Share**
Class A - ($15.24 x 105.26%)                                                              $16.04
================================================================================================
 * Class C shares commenced operations on March 1, 1999.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains
(losses) for the period stated.

Statement of Operations
Year ended October 31, 1999
------------------------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes of $221,116)                              $2,493,113
Interest (including income on securities loaned of $48,009)                              272,188

                                                                                   -------------
                                                                                       2,765,301

                                                                                   -------------
Expenses:
Investment management fee - Note B                                                     1,526,776
Distribution and service fee - Note B
Class A                                                                                  370,399
Class B                                                                                  492,195
Class C                                                                                      609
Transfer agent fee - Note B                                                              617,719
Custodian fee                                                                            251,237
Registration and filing fees                                                              73,397
Interest expense - Note A                                                                 50,097
Auditing fee                                                                              36,000
Printing                                                                                  34,896
Accounting and legal services fee - Note B                                                29,462
Trustees' fees                                                                             9,028
Legal fees                                                                                 4,410

                                                                                   -------------
Total Expenses                                                                         3,496,225
------------------------------------------------------------------------------------------------
Net Investment Loss                                                                     (730,924)
------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized gain on investments sold                                                 24,682,178
Net realized loss on foreign currency transactions                                      (731,877)
Change in net unrealized appreciation/depreciation of investments                     12,257,741
Change in net unrealized appreciation/depreciation
of foreign currency transactions                                                         (26,981)
                                                                                   -------------
Net Realized and Unrealized Gain on Investments and
Foreign Currency Transactions                                                         36,181,061
------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                 $35,450,137
================================================================================================

See notes to financial statements.




Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                                         ---------------------------
                                                                             1998            1999
                                                                         -----------     -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                        ($924,241)      ($730,924)
Net realized gain on investments
sold and foreign currency
transactions                                                              35,860,865      23,950,301
Change in net unrealized
appreciation/depreciation of
investments and foreign currency transactions                            (17,528,493)     12,230,760
                                                                         -----------     -----------
Net Increase in Net Assets Resulting
from Operations                                                           17,408,131      35,450,137
                                                                         -----------     -----------
Distributions to Shareholders:
Distributions from net realized gain on
investments sold and foreign currency transactions
Class A - ($0.9595 and $0.8634 per
share, respectively)                                                      (7,059,333)     (7,257,489)
Class B - ($0.9595 and $0.8634 per
share, respectively)                                                      (2,130,122)     (3,737,875)
                                                                         -----------     -----------
Total Distributions to Shareholders                                       (9,189,455)    (10,995,364)
                                                                         -----------     -----------
From Fund Share Transactions - Net:*                                      47,651,566     (18,391,630)
                                                                         -----------     -----------

Net Assets:
Beginning of period                                                      120,134,255     176,004,497
                                                                         -----------     -----------
End of period (including
accumulated net investment loss of
$514,188 and $778,137, respectively)                                    $176,004,497    $182,067,640
                                                                        ============    ============


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------
*Analysis of Fund Share Transactions:
                                                                 YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------
                                                            1998                         1999
                                                 --------------------------   --------------------------
                                                    SHARES        AMOUNT         SHARES       AMOUNT
                                                 -----------   ------------   -----------   ------------
CLASS A
Shares sold                                       15,576,589   $209,111,733    49,592,367   $704,807,728
Shares issued in reorganization - Note E           1,689,451     21,549,797            --            --
Shares issued to shareholders in
reinvestment of distributions                        513,910      6,526,969       537,813      6,888,024
                                                 -----------    -----------   -----------    -----------
                                                  17,779,950    237,188,499    50,130,180    711,695,752
Less shares repurchased                          (15,925,820)  (215,196,184)  (50,696,112)  (722,561,306)
                                                 -----------    -----------   -----------    -----------
Net increase (decrease)                            1,854,130    $21,992,315      (565,932)  ($10,865,554)
                                                 ===========    ===========   ===========    ===========

CLASS B
Shares sold                                        2,030,542    $27,203,915     1,375,760    $18,393,897
Shares issued in reorganization - Note E           2,505,358     30,457,141            --            --
Shares issued to shareholders in
reinvestment of distributions                        163,729      1,981,290       261,882      3,166,671
                                                 -----------    -----------   -----------    -----------
                                                   4,699,629     59,642,346     1,637,642     21,560,568
Less shares repurchased                           (2,630,797)   (33,983,095)   (2,206,518)   (29,287,957)
                                                 -----------    -----------   -----------    -----------
Net increase (decrease)                            2,068,832    $25,659,251      (568,876)   ($7,727,389)
                                                 ===========    ===========   ===========    ===========

CLASS C **
Shares sold                                               --             --        16,835       $228,716
Less shares repurchased                                   --             --        (2,005)       (27,403)
                                                 -----------    -----------   -----------    -----------
Net increase                                              --             --        14,830       $201,313
                                                 ===========    ===========   ===========    ===========

* Class C shares commenced operations on March 1, 1999.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------------
                                                          1995            1996            1997            1998            1999
                                                        --------        --------        --------        --------        --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $14.16          $12.67          $12.97          $12.94          $13.46
                                                        --------        --------        --------        --------        --------
Net Investment Loss(1)                                     (0.03)          (0.02)          (0.05)          (0.05)          (0.03)
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions              (0.13)           1.20            1.21            1.53            2.67
                                                        --------        --------        --------        --------        --------
Total from Investment Operations                           (0.16)           1.18            1.16            1.48            2.64
                                                        --------        --------        --------        --------        --------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold and Foreign Currency Transactions         (1.33)          (0.88)          (1.19)          (0.96)          (0.86)
                                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period                            $12.67          $12.97          $12.94          $13.46          $15.24
                                                        ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value(2)             (0.37%)          9.87%           9.36%          11.88%          20.90%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $93,597         $94,746         $92,127        $120,775        $128,081
Ratio of Expenses to Average Net Assets                    1.87%           1.88%           1.81%(3)        1.82%(3)        1.75%(3)
Ratio of Net Investment Loss to Average Net Assets        (0.23%)         (0.19%)         (0.36%)         (0.33%)         (0.23%)
Portfolio Turnover Rate                                      60%             98%             81%            160%            176%

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $13.93          $12.36          $12.54          $12.39          $12.76
                                                        --------        --------        --------        --------        --------
Net Investment Loss(1)                                     (0.11)          (0.10)          (0.14)          (0.13)          (0.11)
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions              (0.13)           1.16            1.18            1.46            2.51
                                                        --------        --------        --------        --------        --------
Total from Investment Operations                           (0.24)           1.06            1.04            1.33            2.40
                                                        --------        --------        --------        --------        --------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold and Foreign Currency Transactions         (1.33)          (0.88)          (1.19)          (0.96)          (0.86)
                                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period                            $12.36          $12.54          $12.39          $12.76          $14.30
                                                        ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value(2)             (1.01%)          9.10%           8.67%          11.15%          20.12%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $24,570         $27,599         $28,007         $55,229         $53,774
Ratio of Expenses to Average Net Assets                    2.57%           2.54%           2.49%(3)        2.46%(3)        2.34%(3)
Ratio of Net Investment Loss to Average Net Assets        (0.89%)         (0.83%)         (1.04%)         (0.97%)         (0.82%)
Portfolio Turnover Rate                                      60%             98%             81%            160%            176%


Financial Highlights (continued)
----------------------------------------------------------------------
                                                      PERIOD FROM
                                                      MARCH 1, 1999
                                                    (COMMENCEMENT OF
                                                     OPERATIONS) TO
                                                    OCTOBER 31, 1999
                                                    ----------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $12.88
                                                        --------
Net Investment Loss(1)                                     (0.10)
Net Realized and Unrealized Gain on
Investments and Foreign Currency Transactions               1.52
                                                        --------
Total from Investment Operations                            1.42
                                                        --------
Net Asset Value, End of Period                            $14.30
                                                        ========
Total Investment Return at Net Asset Value(2)             11.02%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                    $212
Ratio of Expenses to Average Net Assets                    2.45%(3,5)
Ratio of Net Investment Loss to Average Net Assets        (1.01%)(5)
Portfolio Turnover Rate                                     176%(4)

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01% for the years ended October 31, 1997 and 1998 and amounted to 0.03% for the year ended October 31, 1999.
(4) Not annualized.
(5) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment loss, gains
(losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
October 31, 1999
------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Global Fund on October 31, 1999. It's divided into five main categories: common stocks, rights, warrants, preferred stocks and short-term investments. Common stocks, rights, warrants and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF       MARKET
ISSUER, DESCRIPTION                                                      SHARES          VALUE
------------------------------------                                   ----------    ------------
COMMON STOCKS
Australia (1.81%)
Capral Aluminium Ltd. (Metal)                                             182,227        $223,813
Foster's Brewing Group Ltd.
(Beverages)                                                                91,114         242,175
National Australia Bank Ltd.
(Banks - Foreign)                                                          22,352         344,944
News Corp. Ltd. (The) (Media)                                              24,054         173,947
News Corp. Ltd. (The), American
Depositary Receipts (ADR) (Media)                                          28,614         847,690
Pasminco, Ltd. (Metal)*                                                   480,000         459,144
Smorgon Steel Group Ltd. (Steel)                                          200,000         270,385
Telstra Corp. Ltd.
(Telecommunications)                                                       81,214         413,130
WMC Ltd. (Metal)                                                           74,354         319,106
                                                                                   --------------
                                                                                        3,294,334
                                                                                   --------------
Belgium (0.00%)
Fortis (B) (Insurance)*                                                     8,190              86
                                                                                   --------------
Canada (2.43%)
Barrick Gold Corp. (Metal)                                                 28,700         525,569
Bombardier, Inc.
(Diversified Operations)                                                  102,689       1,810,435
Nortel Networks Corp.
(Telecommunications)                                                       24,039       1,478,858
Petro-Canada (Oil & Gas)                                                   42,300         604,943
                                                                                   --------------
                                                                                        4,419,805
                                                                                   --------------
China (0.35%)
Shandong International Power
Development Co. Ltd. (Utilities)*                                       1,600,000         255,390
Yanzhou Coal Mining Co. Ltd.
(Metal)                                                                 1,122,000         371,906
                                                                                   --------------
                                                                                          627,296
                                                                                   --------------
Finland (2.09%)
Nokia AB (Telecommunications)                                              33,316       3,813,076
                                                                                   --------------
France (6.07%)
Alcatel SA (Telecommunications)                                             4,209         657,445
Axa SA (Insurance)                                                          4,440         626,276
Bouygues SA (Building)                                                      2,170         755,512
Cap Gemini SA (Computers)                                                   1,596         241,740
Carrefour SA (Retail)                                                       5,322         985,238
France Telecom SA
(Telecommunications)                                                        3,187         307,904
Legrand SA (Electronics)                                                    1,104         264,183
L'Oreal SA (Cosmetics & Personal Care)                                      1,700       1,134,578
Pinault-Printemps-Redoute SA
(Retail)                                                                    4,848         924,515
PSA Peugeot Citroen SA
(Automobile/Trucks)                                                         2,899         556,500
Schneider Electric SA (Machinery)                                           4,162         286,746
STMicroelectronics NV (Electronics)                                         6,000         526,977
Suez Lyonnaise des Eaux SA
(Diversified Operations)                                                    6,526       1,053,681
Total Fina SA (Oil & Gas)                                                  11,938       1,613,572
Vivendi SA (Diversified Operations)                                        14,775       1,119,735
                                                                                   --------------
                                                                                       11,054,602
                                                                                   --------------
Germany (4.17%)
Allianz AG (Insurance)                                                      2,969         904,092
Bayerische Hypo- und Vereinsbank AG
(Banks - Foreign)                                                           9,067         595,116
DaimlerChrysler AG
(Automobile/Trucks)                                                        10,349         805,534
Degussa-Huels AG (Chemicals)*                                              11,000         420,004
Deutsche Telekom AG
(Telecommunications)                                                       11,520         529,526
Fresenius AG (Medical)                                                      2,584         364,209
Mannesmann AG (Machinery)                                                  13,753       2,162,681
SAP AG (Computers)                                                          1,350         501,543
Siemens AG (Diversified Operations)                                        10,040         901,345
Veba AG (Diversified Operations)                                            7,617         411,814
                                                                                   --------------
                                                                                        7,595,864
                                                                                   --------------
Hong Kong (1.13%)
Cheung Kong Holdings Ltd.
(Real Estate Operations)                                                   75,000         683,047
First Pacific Co. Ltd. (Diversified
Operations)                                                               200,000         115,852
Henderson Land Development Co. Ltd.
(Real Estate Operations)                                                   61,000         277,183
HSBC Holdings Plc (Banks - Foreign)                                        48,030         578,079
New World Development Co. Ltd.
(Real Estate Operations)                                                   85,627         162,028
Swire Pacific Ltd. (Diversified
Operations)                                                                50,000         247,796
                                                                                   --------------
                                                                                        2,063,985
                                                                                   --------------
Indonesia (0.25%)
PT Bank Internasional Indonesia
(Banks - Foreign)*                                                     11,891,000         260,197
PT Bank Negara Indonesia
(Banks - Foreign)*                                                      3,800,000         194,019
                                                                                   --------------
                                                                                          454,216
                                                                                   --------------
Ireland (0.19%)
CRH Plc (Building)                                                         18,295         345,422
                                                                                   --------------
Italy (1.83%)
Alleanza Assicurazioni SpA
(Insurance)                                                                24,692         251,671
Assicurazioni Generali SpA
(Insurance)                                                                17,300         555,009
Bipop-Carire SpA (Banks - Foreign)                                         12,239         518,162
Eni SpA (Oil & Gas)                                                        67,000         391,835
Telecom Italia Mobile SpA
(Telecommunications)                                                      183,385       1,145,787
Telecom Italia SpA
(Telecommunications)                                                       40,058         345,928
UniCredito Italiano SpA (Banks - Foreign)                                  25,881         121,142
                                                                                   --------------
                                                                                        3,329,534
                                                                                   --------------
Japan (16.63%)
Aiful Corp. (Finance)                                                       1,800         279,659
Bank of Tokyo-Mitsubishi, Ltd.
(Banks - Foreign)                                                         171,000       2,833,873
Daiwa House Industry Co., Ltd.
(Building)                                                                 94,000         860,036
Denso Corp. (Automobile/Trucks)                                            36,000         769,924
Fuji Heavy Industries Ltd.
(Automobile/Trucks)                                                        68,000         577,808
Fujitsu Ltd. (Computers)                                                   40,000       1,204,565
Fujitsu Systems Construction Ltd.
(Engineering/R&D Services)                                                 52,000       1,017,359
Ito-Yokado Co., Ltd. (Retail)                                              15,000       1,199,770
Marubeni Corp. (Diversified
Operations)                                                               500,000       1,592,021
Nippon Telegraph & Telephone Corp.
(Telecommunications)                                                          176       2,700,681
Nippon Thompson Co., Ltd.
(Machinery)                                                                80,000         518,653
Nomura Securities Co., Ltd.
(Broker Services)                                                         165,000       2,723,362
NTT Mobile Communication Network, Inc.
(Telecommunications)                                                           65       1,726,767
Orix Corp. (Leasing Companies)                                              9,500       1,275,535
Ricoh Co., Ltd. (Office)                                                   48,000         783,044
Sakura Bank, Ltd. (The) (Banks - Foreign)                                 210,000       1,804,546
Sekisui House, Ltd. (Building)                                             77,000         833,730
Sony Corp. (Electronics)                                                   22,200       3,461,897
Takeda Chemical Industries, Ltd.
(Medical)                                                                  34,000       1,953,198
Takefuji Corp. (Finance)                                                   12,100       1,566,606
Toyota Motor Corp.
(Automobile/Trucks)                                                        17,000         588,568
                                                                                   --------------
                                                                                       30,271,602
                                                                                   --------------
Mexico (0.51%)
Grupo Televisa SA (ADR) (Media)*                                            5,976         253,980
Telefonos de Mexico SA (ADR)
(Telecommunications)                                                        7,882         673,911
                                                                                   --------------
                                                                                          927,891
                                                                                   --------------
Netherlands (4.10%)
Aegon NV (Insurance)                                                       10,055         928,075
Akzo Nobel NV (Chemicals)                                                  16,648         716,908
Dordtsche Petroleum-Industrie
Maatschappij NV
(Diversified Operations)                                                   26,746       1,361,626
Fortis NV (Insurance)                                                      16,658         573,486
ING Groep NV (Banks - Foreign)                                              4,300         253,647
Koninklijke Numico NV (Food)                                                6,414         261,429
Randstad Holdings NV
(Business Services - Misc.)                                                 5,474         277,527
Royal Philips Electronics NV
(Electronics)                                                               9,636         988,223
TNT Post Group NV (Transport)                                              11,000         280,002
Unilever Plc (Food)                                                       137,732       1,278,714
Wolters Kluwer NV (Media)                                                  16,499         551,352
                                                                                   --------------
                                                                                        7,470,989
                                                                                   --------------
Norway (0.20%)
Tomra Systems ASA (Machinery)                                               9,538         364,579
                                                                                   --------------
Singapore (0.49%)
First Capital Corp. Ltd.
(Real Estate Operations)                                                  246,000         292,840
Keppel TatLee Bank Ltd.
(Banks - Foreign)                                                         183,000         369,675
Singapore Telecommunications, Ltd.
(Telecommunications)                                                      119,000         226,081
                                                                                   --------------
                                                                                          888,596
                                                                                   --------------
South Korea (0.77%)
Housing & Commercial Bank
(Banks - Foreign)*                                                          4,000         105,711
Kookmin Bank (Banks - Foreign)                                             17,370         270,795
Korea Line Co. (Transport)*                                                13,600         149,662
Samsung Electronics Co.
(Electronics)                                                               3,570         595,248
Shinhan Bank (Banks - Foreign)                                             26,400         279,516
                                                                                   --------------
                                                                                        1,400,932
                                                                                   --------------
Spain (1.54%)
Banco Santander Central Hispano, SA
(Banks - Foreign)                                                          84,356         875,764
Centros Comerciales Pryca, SA
(Retail)                                                                   13,400         251,874
Endesa SA (Utilities)                                                      17,595         352,194
Telefonica SA (Telecommunications)*                                        80,673       1,327,146
                                                                                   --------------
                                                                                        2,806,978
                                                                                   --------------
Sweden (0.57%)
Ericsson (LM) Telefonaktiebolaget
(Telecommunications)                                                       10,407         432,781
Skandia Forsakrings AB (Insurance)                                         26,827         596,953
                                                                                   --------------
                                                                                        1,029,734
                                                                                   --------------
Switzerland (3.52%)
Adecco SA (Business Services - Misc.)                                       2,032       1,231,758
Credit Suisse Group (Banks - Foreign)                                       1,809         347,725
Nestle SA (Food)                                                              441         850,581
Novartis AG (Medical)                                                         609         910,923
Roche Holding AG (Medical)                                                     80         960,441
UBS AG (Banks - Foreign)                                                    3,502       1,018,918
Zurich Allied AG (Insurance)                                                1,927       1,090,993
                                                                                   --------------
                                                                                        6,411,339
                                                                                   --------------
Taiwan (0.63%)
D-Link Corp. (Computers)                                                  176,000         294,073
Taiwan Semiconductor Manufacturing Co.,
Ltd. (ADR) (Electronics)*                                                  18,092         626,435
Vanguard International Semiconductor
Corp. (Electronics)*                                                      213,316         232,011
                                                                                   --------------
                                                                                        1,152,519
                                                                                   --------------
Thailand (0.14%)
Golden Land Property Development Pcl
(Real Estate Operations)*                                                 520,000         202,046
Land & Houses Pcl
(Real Estate Operations)*                                                  65,000          60,614
                                                                                   --------------
                                                                                          262,660
                                                                                   --------------

United Kingdom (8.58%)
Bank of Scotland (Banks - Foreign)*                                        47,503         594,013
Barclays Plc (Banks - Foreign)                                             19,056         584,610
BP Amoco Plc (Oil & Gas)                                                  211,579       2,054,708
British Aerospace Plc (Aerospace)                                          44,498         263,229
British Telecommunications Plc
(Telecommunications)                                                       96,981       1,759,324
Cadbury Schweppes Plc (Food)                                               72,000         468,509
Carlton Communications Plc (Media)                                         76,816         555,385
Compass Group Plc (Food)                                                   60,097         641,884
Dixons Group Plc (Retail)                                                  16,026         283,879
Glaxo Wellcome Plc (Medical)                                               43,947       1,296,957
Kingfisher Plc (Retail)                                                    41,769         457,108
Lloyds TSB Group Plc (Banks - Foreign)                                    115,011       1,591,262
Misys Plc (Computers)                                                      28,618         238,417
Orange Plc (Telecommunications)*                                           21,702         539,190
Pearson Plc (Media)                                                        44,113         993,064
SEMA Group Plc (Computers)                                                 45,710         597,130
SmithKline Beecham Plc (Medical)                                          118,921       1,533,975
Smiths Industries Plc
(Manufacturing)                                                            43,732         593,567
Vodafone Group Plc
(Telecommunications)                                                      123,171         573,788
                                                                                   --------------
                                                                                       15,619,999
                                                                                   --------------
United States (33.00%)
Amazon.com, Inc. (Retail)*                                                 17,650       1,246,531
American International Group, Inc.
(Insurance)                                                                36,875       3,795,820
AT&T Corp. (Telecommunications)                                            39,300       1,837,275
Bank of America Corp.
(Banks - United States)                                                    32,450       2,088,969
Bell Atlantic Corp.
(Telecommunications)                                                       13,350         866,916
BMC Software, Inc. (Computers)*                                            21,550       1,383,241
Cisco Systems, Inc. (Computers)*                                           11,800         873,200
Citigroup, Inc. (Finance)                                                  28,775       1,557,447
Dayton Hudson Corp. (Retail)                                               35,770       2,311,636
Duke Energy Corp. (Utilities)                                              15,950         901,175
EMC Corp. (Computers)*                                                     14,550       1,062,150
Emerson Electric Co. (Electronics)                                         51,950       3,120,247
Fannie Mae (Mortgage Banking)                                               6,450         456,338
Fleet Boston Corp.
(Banks - United States)                                                    42,850       1,869,331
Freddie Mac (Mortgage Banking)                                             16,700         902,844
General Electric Co. (Electronics)                                         21,050       2,853,591
Hewlett-Packard Co. (Computers)                                            10,400         770,250
Intel Corp. (Electronics)                                                  37,050       2,869,059
International Business Machines Corp.
(Computers)                                                                45,700       4,495,738
Johnson & Johnson (Medical)                                                20,065       2,101,809
Kimberly-Clark Corp.
(Paper & Paper Products)                                                   22,950       1,448,719
Lowe's Cos., Inc. (Retail)                                                  8,078         444,290
McDonald's Corp. (Retail)                                                  66,150       2,728,688
Merck & Co., Inc. (Medical)                                                12,150         966,684
Microsoft Corp. (Computers)*                                               49,650       4,595,728
Morgan Stanley Dean Witter & Co.
(Finance)                                                                   7,528         830,433
PepsiCo, Inc. (Beverages)                                                  14,950         518,578
Pfizer, Inc. (Medical)                                                     22,968         907,236
Pitney Bowes, Inc. (Office)                                                34,150       1,555,959
Schering-Plough Corp. (Medical)                                            25,061       1,240,520
Schlumberger Ltd. (Oil & Gas)                                               7,600         460,275
Texaco, Inc. (Oil & Gas)                                                   26,650       1,635,644
Time Warner, Inc. (Media)                                                  24,850       1,731,734
Tyco International Ltd.
(Diversified Operations)                                                   78,950       3,153,066
Wells Fargo Co.
(Banks - United States)                                                    10,400         497,900
                                                                                   --------------
                                                                                       60,079,021
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $141,129,220)                                                       (91.00%)    165,685,059
                                                                           ------  --------------

RIGHTS
Norway (0.01%)
Orkla ASA (Diversified Operations)*                                        13,063          24,550
                                                                                   --------------
South Korea (0.00%)
Kookmin Bank (Banks - Foreign)*                                             1,744               0
                                                                                   --------------
Thailand (0.01%)
Land & Houses Pcl
(Real Estate Operations)*                                                  26,000           5,927
                                                                                   --------------
TOTAL RIGHTS
(Cost $0)                                                                  (0.02%)         30,477
                                                                          -------  --------------
WARRANTS
Germany (0.00%)
Muenchener Rueckversicherungs-
Gesellschaft AG (Insurance)*                                                   38           1,619
                                                                                   --------------
TOTAL WARRANTS
(Cost $1,700)                                                              (0.00%)          1,619
                                                                          -------  --------------

TOTAL COMMON STOCKS,
RIGHTS AND WARRANTS
(Cost $141,130,920)                                                       (91.02%)    165,717,155
                                                                          -------  --------------

PREFERRED STOCKS
Brazil (0.30%)
Telecomunicacoes Brasileiras S.A.
(Preferred Shares) (ADR)
(Telecommunications)                                                        7,017         546,449
                                                                                   --------------
TOTAL PREFERRED STOCKS
(Cost $506,019)                                                            (0.30%)        546,449
                                                                          -------  --------------

                                                        INTEREST        PAR VALUE
                                                          RATE        (000s OMITTED)
                                                        --------       ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.28%)
Investment in a joint repurchase
agreement transaction with
SBC Warburg, Inc. - Dated
10-29-99, due 11-01-99
(Secured by U.S. Treasury
Bonds, 8.125% thru 9.875%,
due 11-15-15 thru 08-15-21)
-- Note A                                                 5.23%            $5,973       5,973,000
                                                                                   --------------
Cash Equivalents (6.48%)
Navigator Securities Lending
Prime Portfolio**                                                          11,793      11,793,234
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                               (9.76%)     17,766,234
                                                                          -------  --------------
TOTAL INVESTMENTS                                                        (101.08%)    184,029,838
                                                                          -------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (1.08%)     (1,962,198)
                                                                          -------  --------------
TOTAL NET ASSETS                                                         (100.00%)   $182,067,640
                                                                          =======  ==============

*  Non-income producing security.

** Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
----------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at October 31, 1999, assigned to the various investment categories.

                               MARKET VALUE
                              OF SECURITIES
                            AS A PERCENTAGE
INVESTMENT CATEGORIES         OF NET ASSETS
---------------------       ---------------
Aerospace                         0.14%
Automobile/Trucks                 1.81
Banks - Foreign                   7.44
Banks - United States             2.45
Beverages                         0.42
Broker Services                   1.50
Building                          1.53
Business Services - Misc.         0.83
Chemicals                         0.62
Computers                         8.93
Cosmetics & Personal Care         0.62
Diversified Operations            6.48
Electronics                       8.53
Engineering/R&D Services          0.56
Finance                           2.33
Food                              1.92
Insurance                         5.12
Leasing Companies                 0.70
Machinery                         1.83
Manufacturing                     0.33
Media                             2.81
Medical                           6.72
Metal                             1.04
Mortgage Banking                  0.75
Office                            1.28
Oil & Gas                         3.71
Paper & Paper Products            0.80
Real Estate Operations            0.92
Retail                            5.95
Steel                             0.15
Telecommunications               12.03
Transport                         0.24
Utilities                         0.83
Short-Term Investments            9.76
                                ------
     TOTAL INVESTMENTS          101.08%
                                ======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Global Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series: John Hancock Global Fund (the "Fund"), John Hancock Large Cap Growth Fund, John Hancock Mid Cap Growth Fund and John Hancock International Fund. Prior to June 1, 1999, John Hancock Large Cap Growth Fund was known as John Hancock Growth Fund and John Hancock Mid Cap Growth Fund was known as John Hancock Special Opportunities Fund. The other three series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective March 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance outstanding during the year amounted to $10,192,000. The annualized interest rate charged during the year ranged from 5.125% thru 6.125%. At October 31, 1999, there were no outstanding loan balances.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1999, the Fund loaned securities having a market value of $11,506,741 collateralized by cash in the amount of $11,793,234, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

At October 31, 1999, open forward foreign currency exchange contracts were as follows:

                  PRINCIPAL AMOUNT     EXPIRATION        UNREALIZED
CURRENCY        COVERED BY CONTRACT       DATE          DEPRECIATION
--------        -------------------       ----          ------------
BUYS
Euro Currency          50,050            NOV 99              $102
                                                           ======
SELLS
Pound Sterling        695,280            NOV 99            $2,889
Swedish Krona       2,391,127            NOV 99               917
                                                           ------
                                                           $3,806
                                                           ======

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At October 31, 1999, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $200,000,000, (c) 0.75% of the next $200,000,000 and (d) 0.625% of the
Fund's average daily net asset value in excess of $500,000,000. The Adviser pays the Sub-Adviser a fee equivalent on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $133,614. Of this amount, $6,389 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $62,742 was paid as sales commissions to unrelated broker-dealers and $64,483 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer (formerly known as John Hancock Distributors, Inc.). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $199,456.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $19.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1999, aggregated $302,726,894 and $338,229,767, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1999.

The cost of investments owned at October 31, 1999 (including short-term investments) for federal income tax purposes was $160,645,278. Gross unrealized appreciation and depreciation of investments aggregated $28,836,201 and $5,451,641, respectively, resulting in net unrealized appreciation of $23,384,560.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1999, the Fund has reclassified amounts to reflect a decrease in net realized gain on investments of $16,545,627, a decrease in accumulated net investment loss of $466,975 and an increase in capital paid-in of $16,078,652. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses, realized gain/loss on foreign currency transactions and Passive Foreign Investment Companies in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment loss per share in the financial highlights excludes these adjustments.

NOTE E -
REORGANIZATION

On November 12, 1997, the shareholders of John Hancock Global Marketplace Fund ("Global Marketplace Fund") approved a plan of reorganization between Global Marketplace Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of Global Marketplace Fund to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax-free exchange of 1,689,451 Class A shares and 2,505,358 Class B shares of John Hancock Global Fund for the net assets of Global Marketplace Fund, which amounted to $21,549,797 and $30,457,141 for Class A and B shares, respectively, including $12,299,215 of unrealized appreciation, after the close of business on December 5, 1997.


REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Global Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the highlights present fairly, in all material respects, the financial position of John Hancock Global Fund (the "Fund") (a series of John Hancock Investment Trust III), at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1999.

The Fund has designated distributions to shareholders of $18,127,228 as long-term capital gain dividends.

Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the tax character of all distributions for the calendar year 1999.


SHAREHOLDER MEETING (UNAUDITED)

On December 1, 1999, the shareholders of the Fund approved a new subadvisory contract between the Adviser and Indocam International Investment Services (6,924,019 FOR, 215,366 AGAINST and 622,906 ABSTAINING). At the same meeting shareholders of the Fund also approved the following proposals:

* To amend and reclassify the Fund's investment restriction on margin and short sales (5,631,542 FOR, 328,233 AGAINST and 634,738
  ABSTAINING).

* To amend the Fund's investment restriction on borrowing money
  (5,530,373 FOR, 421,183 AGAINST and 642,957 ABSTAINING).

* To amend the Fund's investment restriction on underwriting securities (5,620,353 FOR, 309,002 AGAINST and 665,158 ABSTAINING).

* To amend the Fund's investment restriction on issuing senior securities (5,640,166 FOR, 284,016 AGAINST and 670,331 ABSTAINING).

* To eliminate the Fund's investment restriction on warrants (5,574,246 FOR, 329,401 AGAINST and 690,866 ABSTAINING).

* To amend and reclassify the Fund's investment restriction on diversification with respect to investments in any one issuer (5,662,511 FOR, 280,896 AGAINST and 651,106 ABSTAINING).

* To amend the Fund's investment restriction on purchasing real estate (5,575,382 FOR, 388,412 AGAINST and 630,719 ABSTAINING).

* To amend the Fund's investment restriction on purchasing commodities (5,578,974 FOR, 370,157 AGAINST and 645,382 ABSTAINING).

* To amend the Fund's investment restriction on making loans (5,509,150 FOR, 423,892 AGAINST and 661,471 ABSTAINING).

* To amend the Fund's investment restriction on concentration with respect to investments in any one industry (5,618,201 FOR, 335,062 AGAINST and 641,250 ABSTAINING).


[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291 1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Global Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

0300A  10/99
       12/99



The latest report from your
Fund's management team

ANNUAL REPORT

Mid Cap
Growth Fund

OCTOBER 31, 1999


TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGER

John Hancock
Mid Cap Growth Fund

Mid-cap growth stocks rally; Fund posts strong returns

[A 3-1/2" x 2 1/2" photo at bottom right side of page of John Hancock Mid Cap Growth Fund. Caption below reads "Mid Cap Growth Fund management team members (l-r): Barbara Friedman, Lisa Welch and John Golden."]

The U.S. stock market took off in the fall of 1998, fueled by lower short-term interest rates. Mid-cap stocks posted strong gains until February when signs of slower economic growth caused investors to shift toward the safety of large-company growth stocks. By early April, however, investors had regained confidence in the economy's strength and were anticipating a hike in interest rates. This combination ignited another rise in less expensive mid-cap stocks, which climbed throughout the spring even as interest rates moved higher. By mid-summer, however, inflation concerns, the possibility of further interest rate increases and uncertainties related to Y2K had rattled investors. The market gave back some ground and made little further headway for the rest of the period. Nonetheless, the Russell Midcap Growth Index finished the year ended October 31, 1999 with a 37.66% return, well ahead of the 25.67% return for the Standard & Poor's 500 Index.

"A surge
of mid-cap
buy-outs
by both
foreign
corporations
and large
U.S.
companies..."

Fund outperforms

John Hancock Mid Cap Growth Fund's Class A, Class B and Class C shares returned 41.05%, 40.14% and 40.02%, respectively, at net asset value, during the same period. These returns exceeded by a wide margin the 33.45% return of the average mid-cap fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

"The Fund
maintained
a disciplined
focus on
true mid-cap
stocks..."

[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Omnipoint 1.9%, the second is AMFM 1.7%, the third McLeodUSA 1.6%, the fourth i2 Technologies 1.5% and the fifth Global Crossing 1.5%. A note below the table reads "As a percentage of net assets on October 31, 1999."]

The Fund maintained a disciplined focus on true mid-cap stocks -- those with a market capitalization between $1 billion and $10 billion. As investors began to recognize how attractive the mid-cap sector was compared to high-priced, large-company stocks, the Fund benefited. A surge of mid-cap buy-outs by both foreign corporations and large U.S. companies also helped. The Fund owned stakes in a number of companies where takeovers have either been announced or taken place, including Ascend Communications, DST Systems, Frontier,
Omnipoint and Orange Plc in the technology sector; AMFM and Outdoor Systems in the media area; and Select Appointments, a European temporary help agency.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Conexant Systems followed by an up arrow with the phrase "Strong semiconductor sales to telecom companies." The second listing is Global Crossing followed by an up arrow with the phrase "Leader in building trans-Atlantic fiber-optic networks." The third listing is Total Renal Care followed by a down arrow with the phrase "Internal accounting and management problems." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Telecommunications leads

Our largest sector was technology, with a concentration in telecommunications semiconductor and service stocks that served us particularly well. Among our top performers were Global Crossing, which is involved in building fiber-optic networks across the Atlantic; NEXTLINK Communications and McLeodUSA, both of which are building networks in U.S. cities; Omnipoint, Nextel Communications and VoiceStream Wireless, wireless phone companies; and Conexant Systems, Ascend Communications and Comverse Technology, all of which provide equipment to the telecommunications industry. Each of these stocks returned over 100% during the period. Many of our other technology names also did quite well. Lexmark International, which makes low-cost printers, continued its strong run despite some volatility. Similarly, i2 Technologies, a leading supply-chain vendor, saw its stock price climb with growing demand for e-commerce solutions.

Media and energy pay off

The Fund also benefited from strong stock selection and a higher-than-average stake in the media sector. We focused on media outlets that offer consumer companies a more targeted and cost-effective way to advertise. Among the names we owned were Outdoor Systems, a billboard company that was acquired by Infinity Broadcasting; Univision Communications, a Spanish-language television company; Hispanic Broadcasting, a Spanish-language radio company and AMFM, a U.S. radio company that is being acquired by Clear Channel Communications. All posted strong gains during the period.

Our stake in energy stocks, which we began building late last winter, also boosted the Fund's returns. Oil service stocks like BJ Services and Cooper Cameron did particularly well as oil prices rose from $11 to $24 per barrel. Once oil prices reached higher levels, we began reducing our investment in the sector.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 10% with 0% at the bottom and 50% at the top. The first bar represents the 41.05% total return for John Hancock Mid Cap Growth Fund Class A. The second bar represents the 40.14% total return for John Hancock Mid Cap Growth Fund Class B. The third bar represents the 40.02% total return for John Hancock Mid Cap Growth Fund Class C. The fourth bar represents the 33.45% total return for Average mid-cap fund. A note below the chart reads "Total returns for John Hancock Mid Cap Growth Fund are at net asset value with all distributions reinvested. The average mid-cap fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Health care and finance disappoint

Health-care stocks weakened as concerns grew that tightened Medicare reimbursement policies would hurt profit margins. We pared back early in the year, which helped during the second half of the period. Unfortunately, some of the stocks we kept continued to bleed, including Cardinal Health, a drug distribution company, and Total Renal Care, a kidney dialysis company facing internal problems. We eventually sold those, too.

In the finance area, we cut back in the banking and insurance sectors, which were hurt by rising interest rates. With passage of financial reform legislation, however, we expect to see prospects improve as banks begin acquiring insurance companies. Toward the end of the period, we began rebuilding our finance stake, buying more shares of existing investments like Ace, Ltd., a Bermuda-based property and casualty company, and adding new names like ReliaStar Financial, a life insurer.

Opportunities ahead

We expect recent interest-rate increases, the labor shortage and higher energy prices to contribute to somewhat slower economic growth in the United States. In addition, some of the wholesale price increases that we've seen lately may not get passed on to the consumer, but could instead erode corporate profit margins. In this kind of environment, we believe strong stock selection -- avoiding companies whose profit margins may deteriorate -- will become increasingly important.

"...stock
valuations
and earnings
prospects
remain
attractive
compared
to large-cap
names."

As we go forward, we also expect the economies of Europe and Asia to accelerate. With this in mind, we've increased our investment in mid-cap names with an international presence. Among the stocks we bought during the third quarter were AFLAC, Inc., a company that sells insurance to the Japanese; COLT Telecom Group, which is pan-Europe's largest competitive local exchange carrier; STMicroelectronics, a European semiconductor company and UnitedGlobalCom, a European cable company. Although the market may remain volatile, we expect continued good performance from the mid-cap sector, where stock valuations and earnings prospects remain attractive compared to large-cap names.

--------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Mid Cap Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended September 30, 1999
                                                                  SINCE
                                    ONE             FIVE        INCEPTION
                                   YEAR            YEARS        (11/1/93)
                                  ------          -------       ---------
Cumulative Total Returns          26.67%          95.10%          77.01%
Average Annual Total Returns      26.67%          14.30%          10.14%

CLASS B
For the period ended September 30, 1999
                                                                  SINCE
                                    ONE             FIVE        INCEPTION
                                   YEAR            YEARS        (11/1/93)
                                  ------          -------       ---------
Cumulative Total Returns          27.61%          96.50%          77.88%
Average Annual Total Returns      27.61%          14.46%          10.23%

CLASS C
For the period ended September 30, 1999
                                                    SINCE
                                    ONE           INCEPTION
                                   YEAR           (6/1/98)
                                  ------          --------
Cumulative Total Returns          31.45%           9.91%
Average Annual Total Returns      31.45%           7.35%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Mid Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Index and the Russell Midcap Growth Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Mid Cap Growth Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Standard & Poor's 500 Index and is equal to $32,993 as of October 31, 1999. The second line represents the Russell Midcap Growth Index and is equal to $24,405 as of October 31, 1999. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund on November 1, 1993, before sales charge, and is equal to $20,754 as of October 31, 1999. The fourth line represents the value of the same hypothetical investment made in the John Hancock Mid Cap Growth Fund, after sales charge, and is equal to $19,710 as of October 31, 1999.

Line chart with the heading John Hancock Mid Cap Growth Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Standard & Poor's 500 Index and is equal to $32,993 as of October 31, 1999. The second line represents the Russell Midcap Growth Index and is equal to $24,405 as of October 31, 1999. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund on November 1, 1993, before sales charge, and is equal to $19,908 as of October 31, 1999. The fourth line represents the value of the same hypothetical investment made in the John Hancock Mid Cap Growth Fund, after sales charge, and is equal to $19,808 as of October 31, 1999.

Line chart with the heading John Hancock Mid Cap Growth Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $12,735 as of October 31, 1999. The second line represents the Russell Midcap Growth Index and is equal to $12,661 as of October 31, 1999. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund on June 1, 1998, before sales charge, and is equal to $12,222 as of October 31, 1999.

* No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds - Mid Cap Growth Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1999
------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks and rights
(cost - $193,328,715)                           $254,719,486
Joint repurchase agreement
(cost - $4,800,000)                                4,800,000
Corporate savings account                                528
                                                 -----------
                                                 259,520,014
Receivable for investments sold                    2,447,357
Receivable for shares sold                            69,352
Dividends receivable                                  54,330
Interest receivable                                    2,112
Other assets                                          26,526
                                                 -----------
Total Assets                                     262,119,691
                                                 -----------

Liabilities:
Payable for investments purchased                  3,544,991
Payable for shares repurchased                        60,823
Payable to John Hancock Advisers,
Inc. and affiliates - Note B                         281,389
Accounts payable and accrued expenses                 58,146
                                                 -----------
Total Liabilities                                  3,945,349
                                                 -----------

Net Assets:
Capital paid-in                                  179,389,584
Accumulated net realized gain on
investments sold                                  17,410,317
Net unrealized appreciation of
investments                                       61,390,771
Accumulated net investment loss                      (16,330)
                                                ------------
Net Assets                                      $258,174,342
                                                ============
Net Asset Value Per Share:
(Based on net asset values and
shares of beneficial interest
outstanding - unlimited number
of shares authorized with no
par value)
Class A - $112,082,397/8,725,743                      $12.85
============================================================
Class B - $145,816,035/11,936,643                     $12.22
============================================================
Class C - $275,910/22,603                             $12.21
============================================================
Maximum Offering Price Per Share*
Class A - ($12.85 x 105.26%)                          $13.53
============================================================

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.
It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1999
------------------------------------------------------------
Investment Income:
Dividends                                           $891,567
Interest (including stock loan
income of $41,857)                                   219,726
                                                 -----------
                                                   1,111,293
                                                 -----------
Expenses:
Investment management fee - Note B                 1,918,860
Distribution and service fee - Note B
Class A                                              310,971
Class B                                            1,263,457
Class C                                                1,812
Transfer agent fee - Note B                          948,084
Custodian fee                                         73,050
Registration and filing fees                          57,047
Accounting and legal services fee - Note B            39,688
Printing                                              32,091
Auditing fee                                          27,400
Trustees' fees                                        12,372
Miscellaneous                                         11,933
Legal fees                                             1,951
                                                 -----------
Total Expenses                                     4,698,716
                                                 -----------
Net Investment Loss                               (3,587,423)
                                                 -----------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold             30,387,309
Change in net unrealized
appreciation/depreciation
of investments                                    55,591,895
                                                 -----------
Net Realized and Unrealized Gain
on Investments                                    85,979,204
                                                 -----------
Net Increase in Net Assets
Resulting from Operations                        $82,391,781
                                                 ===========

See notes to financial statements.



Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                                               ---------------------------
                                                                                   1998            1999
                                                                               -----------     -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                            ($3,734,387)    ($3,587,423)
Net realized gain on investments sold                                           11,463,586      30,387,309
Change in net unrealized
appreciation/depreciation of investments                                       (32,557,064)     55,591,895
                                                                               -----------     -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations                                               (24,827,865)     82,391,781
                                                                               -----------     -----------
Distributions to Shareholders:
Distributions from net realized
gain on investments sold
Class A - ($1.3062 and none per
share, respectively)                                                           (15,933,609)             --
Class B - ($1.3062 and none per
share, respectively)                                                           (23,732,786)             --
                                                                               -----------     -----------
Total Distributions to Shareholders                                            (39,666,395)             --
                                                                               -----------     -----------
From Fund Share Transactions - Net: *                                          (46,888,774)    (59,644,150)
                                                                               -----------     -----------

Net Assets:
Beginning of period                                                            346,809,745     235,426,711
                                                                               -----------     -----------
End of period (including
accumulated net investment loss of
$14,909 and $16,330, respectively)                                            $235,426,711    $258,174,342
                                                                              ============    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.


Statement of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------
*Analysis of Fund Share Transactions:
                                                                    YEAR ENDED OCTOBER 31,
                                                 -----------------------------------------------------------
                                                             1998                            1999
                                                 ---------------------------     ---------------------------
                                                     SHARES         AMOUNT          SHARES          AMOUNT
                                                 -----------     -----------     -----------     -----------
CLASS A
Shares sold                                        6,953,677     $70,620,558       4,311,988     $44,751,953
Shares issued to shareholders in
reinvestment of distributions                      1,542,642      15,071,789              --              --
                                                 -----------     -----------     -----------     -----------
                                                   8,496,319      85,692,347       4,311,988      44,751,953
Less shares repurchased                           (9,853,865)   (100,927,104)     (6,689,665)    (69,584,697)
                                                 -----------     -----------     -----------     -----------
Net decrease                                      (1,357,546)   ($15,234,757)     (2,377,677)   ($24,832,744)
                                                 ===========     ===========     ===========     ===========

CLASS B
Shares sold                                        1,738,672     $17,297,307       1,928,686     $20,530,351
Shares issued to shareholders in
reinvestment of distributions                      2,298,572      21,629,593              --              --
                                                 -----------     -----------     -----------     -----------
                                                   4,037,244      38,926,900       1,928,686      20,530,351
Less shares repurchased                           (7,219,381)    (70,681,852)     (5,386,043)    (55,460,249)
                                                 -----------     -----------     -----------     -----------
Net decrease                                     (3,182,137)    ($31,754,952)     (3,457,357)   ($34,929,898)
                                                 ===========     ===========     ===========     ===========

CLASS C**
Shares sold                                           11,518        $100,935          24,769        $256,801
Less shares repurchased                                   --              --         (13,684)       (138,309)
                                                 -----------     -----------     -----------     -----------
Net increase                                          11,518        $100,935          11,085        $118,492
                                                 ===========     ===========     ===========     ===========

** Class C shares commenced operations on June 1, 1998.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------------
                                                          1995            1996            1997            1998            1999
                                                        --------        --------        --------        --------        --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                       $7.93           $9.32          $10.92          $11.40           $9.11
                                                        --------        --------        --------        --------        --------
Net Investment Loss (1)                                    (0.07)          (0.11)          (0.06)          (0.09)          (0.12)
Net Realized and Unrealized Gain (Loss)
on Investments                                              1.46            3.34            1.00           (0.89)           3.86
                                                        --------        --------        --------        --------        --------
Total from Investment Operations                            1.39            3.23            0.94           (0.98)           3.74
                                                        --------        --------        --------        --------        --------
Less Distributions:
Distributions from Net Realized Gain
on Investments Sold                                           --           (1.63)          (0.46)          (1.31)             --
                                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period                             $9.32          $10.92          $11.40           $9.11          $12.85
                                                        ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value (2)            17.53%          36.15%           8.79%          (9.40%)         41.05%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                $101,562        $156,578        $141,997        $101,138        $112,082
Ratio of Expenses to Average Net Assets                    1.59%           1.59%           1.59%           1.59%           1.60%
Ratio of Net Investment Loss
to Average Net Assets                                     (0.87%)         (1.00%)         (0.57%)         (0.86%)         (1.14%)
Portfolio Turnover Rate                                     155%            240%            317%            168%            153%

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                       $7.87           $9.19          $10.67          $11.03           $8.72
                                                        --------        --------        --------        --------        --------
Net Investment Loss (1)                                    (0.13)          (0.18)          (0.13)          (0.15)          (0.18)
Net Realized and Unrealized Gain (Loss)
on Investments                                              1.45            3.29            0.95           (0.85)           3.68
                                                        --------        --------        --------        --------        --------
Total from Investment Operations                            1.32            3.11            0.82           (1.00)           3.50
                                                        --------        --------        --------        --------        --------
Less Distributions:
Distributions from Net Realized Gain
on Investments Sold                                           --           (1.63)          (0.46)          (1.31)             --
                                                        --------        --------        --------        --------        --------
Net Asset Value, End of Period                             $9.19          $10.67          $11.03           $8.72          $12.22
                                                        ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value (2)            16.77%          35.34%           7.84%          (9.97%)         40.14%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                $137,363        $238,901        $204,812        $134,188        $145,816
Ratio of Expenses to Average Net Assets                    2.30%           2.29%           2.28%           2.27%           2.23%
Ratio of Net Investment Loss
to Average Net Assets                                     (1.55%)         (1.70%)         (1.25%)         (1.54%)         (1.77%)
Portfolio Turnover Rate                                     155%            240%            317%            168%            153%


Financial Highlights (continued)
--------------------------------------------------------------------------------
                                                      PERIOD FROM
                                                      JUNE 1, 1998
                                                   (COMMENCEMENT OF
                                                     OPERATIONS) TO      YEAR ENDED
                                                    OCTOBER 31, 1998  OCTOBER 31, 1999
                                                    ----------------  ----------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                       $9.99           $8.72
                                                        --------        --------
Net Investment Loss (1)                                    (0.06)          (0.19)
Net Realized and Unrealized Gain (Loss)
on Investments                                             (1.21)           3.68
                                                        --------        --------
Total From Investment Operations                           (1.27)           3.49
                                                        --------        --------
Net Asset Value, End of Period                             $8.72          $12.21
                                                        ========        ========
Total Investment Return at Net Asset Value  (2)          (12.71%)(4)      40.02%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                    $100            $276
Ratio of Expenses to Average Net Assets                    2.29%(3)        2.30%
Ratio of Net Investment Loss
to Average Net Assets                                     (1.66%)(3)      (1.82%)
Portfolio Turnover Rate                                     168%            153%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Annualized
(4) Not annualized

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income
(loss), gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
October 31, 1999
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Mid Cap Growth Fund on October 31, 1999. It's divided into two main categories: common stocks and rights, and short-term investments. The common stocks and rights are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                                      SHARES         VALUE
-------------------                                                    ----------  --------------
COMMON STOCKS
Advertising (3.10%)
DoubleClick, Inc.*                                                         10,400      $1,456,000
Interpublic Group of Cos., Inc. (The)                                      35,000       1,421,875
Omnicom Group, Inc.                                                        24,400       2,147,200
Outdoor Systems, Inc.*                                                     70,400       2,983,200
                                                                                   --------------
                                                                                        8,008,275
                                                                                   --------------
Banks - United States (2.35%)
Comerica, Inc.                                                             21,200       1,260,075
First Tennessee National Corp.                                             39,500       1,343,000
Northern Trust Corp.                                                       35,850       3,461,766
                                                                                   --------------
                                                                                        6,064,841
                                                                                   --------------
Broker Services (0.61%)
Merrill Lynch & Co., Inc.                                                  19,900       1,562,150
                                                                                   --------------
Computers (19.44%)
Akamai Technologies, Inc.*                                                  3,665         532,112
BMC Software, Inc.*                                                        27,000       1,733,062
CMGI, Inc.*                                                                26,050       2,850,847
Computer Sciences Corp.*                                                   51,300       3,523,669
DST Systems, Inc.*                                                         28,700       1,827,831
Electronics for Imaging, Inc.*                                             24,800         999,750
EMC Corp.*                                                                 18,850       1,376,050
Exodus Communications, Inc.*                                               21,000       1,806,000
Fiserv, Inc.*                                                              81,850       2,619,200
Foundry Networks, Inc.*                                                     4,800         909,600
Gateway, Inc.*                                                             42,700       2,820,869
i2 Technologies, Inc.*                                                     49,450       3,903,459
IMS Health, Inc.                                                           77,150       2,237,350
Inktomi Corp.*                                                              8,900         902,794
Lexmark International Group, Inc. (Class A)*                               41,620       3,248,961
Media Metrix, Inc.*                                                        33,650       1,577,344
Network Appliance, Inc.*                                                   16,400       1,213,600
Novell, Inc.*                                                              93,750       1,880,859
Parametric Technology Corp.*                                               43,250         824,453
RealNetworks, Inc.*                                                         7,600         833,625
Security First Technologies Corp.*                                         46,400       1,864,700
SunGard Data Systems, Inc.*                                                89,000       2,174,938
Unisys Corp.*                                                              70,250       1,703,563
VERITAS Software Corp.*                                                    35,850       3,867,319
VerticalNet, Inc.*                                                         26,150       1,464,400
Whittman-Hart, Inc.*                                                       39,150       1,504,828
                                                                                   --------------
                                                                                       50,201,183
                                                                                   --------------
Cosmetics & Personal Care (1.51%)
Dial Corp. (The)                                                          100,850       2,357,369
Estee Lauder Cos., Inc. (The) (Class A)                                    32,800       1,529,300
                                                                                   --------------
                                                                                        3,886,669
                                                                                   --------------
Electronics (15.91%)
Altera Corp.*                                                              47,840       2,326,220
Analog Devices, Inc.*                                                      26,250       1,394,531
Applied Materials, Inc.*                                                   15,250       1,369,641
ASM Lithography Holding N.V.
(Netherlands)*                                                             27,500       1,997,188
Atmel Corp.*                                                               41,450       1,601,006
Broadcom Corp. (Class A)*                                                  12,600       1,610,438
Conexant Systems, Inc.*                                                    26,150       2,441,756
Flextronics International, Ltd.*                                           21,900       1,554,900
Jabil Circuit, Inc.*                                                       43,140       2,254,065
KLA-Tencor Corp.*                                                          27,060       2,142,814
Linear Technology Corp.                                                    38,850       2,717,072
Maxim Intergrated Products, Inc.*                                          32,650       2,577,309
Novellus Systems, Inc.*                                                    16,900       1,309,750
Sanmina Corp.*                                                             20,100       1,810,256
Solectron Corp.*                                                           19,300       1,452,325
STMicroelectronics N.V.
(Netherlands)                                                              23,450       2,131,019
Teradyne, Inc.*                                                            55,600       2,140,600
Vitesse Semiconductor Corp.*                                               52,400       2,403,850
Waters Corp.*                                                              58,300       3,097,188
Xilinx, Inc.*                                                              34,820       2,737,722
                                                                                   --------------
                                                                                       41,069,650
                                                                                   --------------
Finance (2.10%)
Capital One Financial Corp.                                                31,650       1,677,450
Concord EFS, Inc.*                                                         89,200       2,413,975
Providian Financial Corp.                                                  12,195       1,329,255
                                                                                   --------------
                                                                                        5,420,680
                                                                                   --------------
Insurance (4.84%)
Ace, Ltd. (Bermuda)                                                       102,070       1,983,986
AFLAC, Inc.                                                                32,800       1,676,900
Lincoln National Corp.                                                     25,750       1,187,719
MBIA, Inc.                                                                 23,350       1,332,409
Protective Life Corp.                                                      35,450       1,282,847
Reinsurance Group of America, Inc.                                         82,563       2,745,220
ReliaStar Financial Corp.                                                  53,350       2,290,716
                                                                                   --------------
                                                                                       12,499,797
                                                                                   --------------
Leisure (0.72%)
Premier Parks, Inc.*                                                       44,400       1,284,825
Royal Caribbean Cruises Ltd.                                               10,800         573,075
                                                                                   --------------
                                                                                        1,857,900
                                                                                   --------------
Linen Supply & Related (0.61%)
Cintas Corp.                                                               26,250       1,581,562
                                                                                   --------------
Machinery (0.66%)
SPX Corp.*                                                                 20,000       1,695,000
                                                                                   --------------
Media (9.33%)
Adelphia Communications Corp. (Class A)*                                   28,650       1,565,006
AMFM, Inc.*                                                                63,900       4,473,000
Cox Radio, Inc. (Class A)*                                                 40,200       2,814,000
Cumulus Media, Inc. (Class A)*                                             36,300       1,302,262
Emmis Communications Corp. (Class A)*                                      14,120       1,018,405
Entercom Communications Corp.*                                             58,100       2,894,106
Harcourt General, Inc.                                                     37,550       1,445,675
Hispanic Broadcasting Corp.*                                               24,700       2,000,700
Insight Communications Co., Inc.*                                          37,600         888,300
Spanish Broadcasting System, Inc. (Class A)*                               62,250       1,657,406
UnitedGlobalCom, Inc. (Class A)*                                           26,500       2,305,500
Univision Communications, Inc. (Class A)*                                  20,400       1,735,275
                                                                                   --------------
                                                                                       24,099,635
                                                                                   --------------
Medical (3.32%)
Allergan, Inc.                                                             14,700       1,578,412
Biogen, Inc.*                                                              35,250       2,612,906
Express Scripts, Inc. (Class A)*                                           11,400         560,025
Forest Laboratories, Inc.*                                                 32,600       1,495,525
Genzyme Corp.*                                                             32,900       1,258,425
Immunex Corp.*                                                             16,900       1,064,700
                                                                                   --------------
                                                                                        8,569,993
                                                                                   --------------
Office (0.63%)
Avery Dennison Corp.                                                       25,900       1,618,750
                                                                                   --------------
Oil & Gas (3.07%)
Apache Corp.                                                               30,500       1,189,500
BJ Services Co.*                                                           36,300       1,245,544
Burlington Resources, Inc.                                                 19,350         674,831
Cooper Cameron Corp.*                                                      39,700       1,535,894
Diamond Offshore Drilling, Inc.                                            39,950       1,268,412
Noble Affiliates, Inc.                                                     30,400         769,500
R&B Falcon Corp.*                                                          99,650       1,239,397
                                                                                   --------------
                                                                                        7,923,078
                                                                                   --------------
Paper & Paper Products (1.98%)
Bowater, Inc.                                                              47,450       2,491,125
Fort James Corp.                                                          100,150       2,635,197
                                                                                   --------------
                                                                                        5,126,322
                                                                                   --------------
Retail (5.61%)
Best Buy Co., Inc.*                                                        50,600       2,811,463
Circuit City Stores-Circuit City Group                                     50,000       2,134,375
Kohl's Corp.*                                                              18,100       1,354,106
Kroger Co.*                                                                38,300         797,119
Lowe's Cos., Inc.                                                          21,500       1,182,500
Neiman Marcus Group, Inc. (The) (Class B)*                                 11,314         242,540
Staples, Inc.*                                                             49,500       1,098,281
SYSCO Corp.                                                                29,300       1,126,219
Tandy Corp.                                                                47,300       2,976,944
TJX Cos., Inc.                                                             28,000         759,500
                                                                                   --------------
                                                                                       14,483,047
                                                                                   --------------
Steel (0.77%)
Nucor Corp.                                                                38,400       1,992,000
                                                                                   --------------
Telecommunications (21.66%)
Allegiance Telecom, Inc.*                                                  40,650       2,804,850
American Tower Corp. (Class A)*                                            84,100       1,603,156
COLT Telecom Group Plc, American
Depositary Receipts (ADR)
(United Kingdom)*                                                          22,170       2,627,145
Comverse Technology, Inc.*                                                 32,650       3,705,775
Corning, Inc.                                                              44,700       3,514,537
Crown Castle International Corp.*                                          92,030       1,771,577
Global Crossing Ltd. (Bermuda)*                                           111,827       3,872,010
Global TeleSystems Group, Inc.*                                           109,150       2,612,778
ICG Communications, Inc.*                                                  59,200         969,400
Intermedia Communications, Inc.*                                           35,800         930,800
McLeodUSA, Inc. (Class A)*                                                 93,090       4,154,141
Metromedia Fiber Network, Inc. (Class A)*                                  42,700       1,411,769
Nextel Communications, Inc. (Class A)*                                     39,200       3,378,550
NEXTLINK Communications, Inc. (Class A)*                                   55,000       3,289,687
Omnipoint Corp.*                                                           60,350       4,986,419
Orange Plc (ADR) (United Kingdom)*                                         10,132       1,261,434
QUALCOMM, Inc.*                                                             5,700       1,269,675
RCN Corp.*                                                                 31,200       1,493,700
Scientific-Atlanta, Inc.                                                   23,250       1,331,062
Sycamore Networks, Inc.*                                                    3,700         795,500
TALK.com, Inc.*                                                           102,300       1,630,406
Teligent, Inc. (Class A)*                                                  12,400         556,450
Time Warner Telecom, Inc. (Class A)*                                       21,800         549,088
Triton PCS Holdings, Inc. (Class A)*                                        2,050          72,263
VoiceStream Wireless Corp.*                                                34,850       3,441,438
Williams Communications Group, Inc.*                                       16,000         510,000
WinStar Communications, Inc.*                                              35,500       1,377,844
                                                                                   --------------
                                                                                       55,921,454
                                                                                   --------------
Utilities (0.44%)
Montana Power Co.                                                          40,000       1,137,500
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $193,328,715)                                                       (98.66%)    254,719,486
                                                                           ------  --------------
RIGHTS
Telecommunications (0.00%)
TALK.com, Inc.*                                                             5,115              --
                                                                                   --------------
TOTAL RIGHTS
(Cost $0)                                                                  (0.00%)             --
                                                                           ------  --------------
TOTAL COMMON STOCKS
AND RIGHTS
(Cost $193,328,715)                                                       (98.66%)    254,719,486
                                                                           ------  --------------

                                                          INTEREST      PAR VALUE          MARKET
ISSUER, DESCRIPTION                                         RATE     (000s OMITTED)         VALUE
-------------------                                       --------    ------------  -------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.86%)
Investment in a joint repurchase
agreement transaction with
SBC Warburg, Inc. - Dated
10-29-99, due 11-01-99
(Secured by U.S. Treasury
Bonds, 7.125% thru 13.375%,
due 08-15-01 thru 02-15-23)
-- Note A                                                   5.23%          $4,800      $4,800,000
                                                          --------     ----------  --------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.30%                                                                            528
                                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS                                               (1.86%)      4,800,528
                                                                           ------  --------------
TOTAL INVESTMENTS                                                        (100.52%)    259,520,014
                                                                           ------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.52%)     (1,345,672)
                                                                           ------  --------------
TOTAL NET ASSETS                                                         (100.00%)   $258,174,342
                                                                           ======  ==============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
----------------------------------------------------------------------------

The Mid Cap Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at October 31, 1999 assigned to country categories.

                               MARKET VALUE
                            AS A PERCENTAGE
                                  OF FUND'S
COUNTRY DIVERSIFICATION          NET ASSETS
-----------------------     ---------------
Bermuda                           2.27%
Netherlands                       1.60
United Kingdom                    1.50
United States                    95.15
                                ------
     TOTAL INVESTMENTS          102.52%
                                ======

NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Mid Cap Growth Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series: John Hancock Mid Cap Growth Fund (the "Fund"), John Hancock Global Fund, John Hancock Large Cap Growth Fund and John Hancock International Fund. Prior to June 1, 1999, the Fund was known as John Hancock Special Opportunities Fund and John Hancock Large Cap Growth Fund was known as John Hancock Growth Fund. On October 22, 1999, John Hancock Short-Term Strategic Income Fund merged into John Hancock Strategic Income Fund. The other three series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 1999, the Fund has $6,126,325 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The Fund's carryforwards expire as follows: October 31, 2000 - $12,856, October 31, 2001 - $1,657,886 and October 31, 2002 - $4,455,583.
Availability of a certain amount of loss carryforwards which were acquired on September 6, 1996 and December 16, 1994 in mergers, may be limited in a given year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the lines of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1999, the Fund loaned securities having a market value of $33,605,393 collateralized by securities in the amount of $34,129,793.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

At October 31, 1999, there were no open forward foreign  currency contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts. At October 31, 1999, there were no open positions in financial futures contracts.

NOTE B -
MANAGEMENT FEE, AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $95,349. Out of this amount, $7,740 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $26,728 was paid as sales commissions to unrelated broker-dealers and $60,881 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $374,884.

Class C shares which are redeemed within one year of purchase will be subject to CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $1,182.

In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1999 aggregated $363,524,903 and $423,704,902, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1999.

The cost of investments owned at October 31, 1999 (excluding the corporate savings account) for federal income tax purposes was $199,005,765. Gross unrealized appreciation and depreciation of investments aggregated $69,816,261 and $9,302,540, respectively, resulting in net unrealized appreciation of $60,513,721.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments sold of $10,357,468, a decrease in accumulated net investment loss of $3,586,002 and an increase in capital paid-in of $6,771,466. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses and utilized capital loss carryforwards in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice know as equalization. The calculation of net investment loss per share in the financial highlights excludes these adjustments.



REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders of John Hancock Mid Cap Growth Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Mid Cap Growth Fund (formerly John Hancock Special Opportunities Fund, the "Fund") (a series of John Hancock Investment Trust III) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 1999


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3900A  10/99
       12/99